                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                October 13, 2003

                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      1-13419                        47-0554096
--------------                 -----------                     ------------
  (State of                    (Commission                    (IRS Employer
Incorporation)                 File Number)               Identification Number)


  2707 North 108th Street, Suite 102
          Omaha, Nebraska                                         68164
  ----------------------------------                             --------
(Address of principal executive offices)                        (Zip Code)


                                 (402) 428-2131
                     ---------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release, issued October 13, 2003, issued by the Company.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 13, 2003, the Company issued a press release announcing the Company's results of operations for the fiscal quarter and year ended August 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LINDSAY MANUFACTURING CO.




Dated:  October 17, 2003            By /s/ Bruce C. Karsk
                               ----------------------------------------
                               Bruce C. Karsk, Executive Vice President
                                        and Chief Financial Officer


                                       2